Exhibit 24
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Brian J. Kesseler
Name: Brian J. Kesseler

Exhibit 24.1
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Roger J. Wood
Name: Roger J. Wood

Exhibit 24.2
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Jason M. Hollar
Name: Jason M. Hollar

Exhibit 24.3
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ John S. Patouhas
Name: John S. Patouhas

Exhibit 24.4
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Gregg M. Sherrill
Name: Gregg M. Sherrill

Exhibit 24.5
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Keith Cozza
Name: Keith Cozza

Exhibit 24.6
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Thomas C. Freyman
Name: Thomas C. Freyman

Exhibit 24.7
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Dennis J. Letham
Name: Dennis J. Letham

Exhibit 24.8
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Roger B. Porter
Name: Roger B. Porter

Exhibit 24.9
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ James S. Metcalf
Name: James S. Metcalf

Exhibit 24.10
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ David B. Price, Jr.
Name: David B. Price, Jr.

Exhibit 24.11
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Paul T. Stecko
Name: Paul T. Stecko

Exhibit 24.12
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint Brandon B. Smith, Jason M. Hollar, Ron Hundzinski and Marco DeSanto, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2018 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 27th day of February, 2019.

/s/ Jane L. Warner
Name: Jane L. Warner